PATENT SALE AGREEMENT

This Patent Sale Agreement ("**Agreement**"), dated March 25, 2013 (the "***Effective Date***"), is made by and between: Lesa Marie Foster ("***Seller***"); and Gogo Baby, Inc. ("***Buyer***"). Seller and Buyer are sometimes individually referred to as "Party" and collectively referred to as "Parties".

WHEREAS, Seller owns the patent(s) and patent application(s) identified herein; and

WHEREAS, Seller desires to sell to Buyer its entire right, title and interest in such patent(s) and patent application(s) identified herein.

NOW, THEREFORE, in consideration of the above premises and mutual covenants contained herein and intending to be legally bound hereby, the Parties hereto agree as follows:

Section 1 Sale and Purchase

1.1 **Patent Rights.** As used herein "***Patent Rights***" means: **(a)** the Patents; **(b)** all patents or patent applications: (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents; **(c)** any reissues, reexaminations, extensions, continuations, continuations-in-part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); **(d)** all inventions, invention disclosures, and discoveries described in any of the Patents that: (i) are included in any claim in the Patents, (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents, and/or (iii) could have been included as a claim in any of the Patents; **(e)** rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein; **(f)** causes of action (whether known or unknown, or whether currently pending, filed or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in category (e) above, including, without limitation, all causes of action and other enforcement rights for: (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and **(g)** rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing.

1.2 **Sale of Patent Rights.** Seller hereby sells, conveys, transfers, assigns and delivers to Buyer on the Effective Date, and Buyer hereby purchases and acquires from the Seller, all right, title, and interest in and to the Patent Rights, including, without limitation: (a) all right, title and interest in and to the patent(s) and patent application(s) listed in the table below (collectively, the "***Patents***"); and (b) all right, title and interest to sue and collect for past infringement of the Patents.

Patent / Application Number	Country	Filing Date	Title and First Named Inventor
EFS ID 13944861	United States of America	9 OCT. 2012	Lesa M. Foster

1.3 **Purchase Price and Payment.** The total purchase price for the Patent Rights is Fifty Thousand (50,000)common shares of the stock of Gogo Baby, Inc. (the "***Purchase Price***").

1.4 **Documents.** As used herein, "***Documents***" means: **(a)** the recordable *Assignment of Patent Rights* in the form attached hereto as **Exhibit A**, duly executed by Seller; **(b)** original ribbon copy or certificate of invention for each issued Patent issued by the United States Patent and Trademark Office or other jurisdictional patent office; **(c)** all agreements assigning ownership of the Patent Rights from the inventors and/or prior owners to Seller; **(d)** all inventor notebooks and other conception and reduction to practice documents; **(e)** all files, documents and tangible things constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents; and **(f)** such additional documents as Buyer may reasonably request in order to ascertain the accuracy of Seller's representations and warranties in this Agreement, or to effect, perfect and evidence the transactions contemplated by this Agreement. Any exchange of information by the Parties (or their respective legal counsel) related to the Patent Rights will be pursuant to a common interest privilege, if applicable.

1.5 **Closing.** Subject to the terms and conditions of this Agreement, Buyer and Seller will use commercially reasonable efforts to complete the purchase and sale of the Patent Rights contemplated herein by April 30, 2013(the "***Closing***"); provided, however, that prior to the Closing: (a) Seller shall deliver to Buyer the Documents and notify Buyer of any action required with respect to any Patent Rights within 60 days after the Closing Date and will facilitate Buyer's taking such action; and (b) Buyer shall pay to Seller the Purchase Price by certified check.

1.6 **Termination.** In the event that the Closing has not occurred by December 15, 2013 either Party may terminate this Agreement by written notice to the other Party; provided, however, that Seller may only terminate this Agreement pursuant to this Section 1.6 if Seller has fully complied in all material respects with all of its obligations hereunder. Upon termination, Buyer shall return all Documents received from Seller hereunder. The provisions of Section 3.2-3.16 of this Agreement shall survive the termination of this Agreement.

<u>Section 2</u> <u>Representations and Warranties</u>

2.1 **Seller's Representations and Warranties.** Seller hereby represents and warrants to Buyer as follows:

- **(a) Authority.** If Seller is not an individual, Seller is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Patent Rights to Buyer.

- **(b) Title and Contest.** Seller owns all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue and collect for past infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein inaccordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating

in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

(c) **Existing Licenses and Obligations.** **Exhibit B** contains a complete and accurate list of all licenses under the Patents that have been granted or retained by Seller, any prior owner, or any inventor. Except for the licenses listed in **Exhibit B**, none of Seller, any prior owner, or any inventor will retain any rights or interest in the Patent Rights. None of the licenses or rights in the Patents listed on **Exhibit B** is an exclusive grant or right and, except as expressly noted on **Exhibit B**, each such license is nontransferable and nonsublicensable.

(d) **Restrictions on Rights**. Buyer will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Patent Rights as a result of any prior transaction related to the Patent Rights. There is no obligation imposed by a standards-setting organization to license any of the Patents on particular terms or conditions.

(e) **Validity and Enforceability.** None of the Patents has ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid, unpatentable, or unenforceable. If any of the Patents is terminally disclaimed to another patent or patent application, all patents and patent applications subject to such terminal disclaimer are included in the Patent Rights. To the extent "small entity" fees were paid to the United States Patent and Trademark Office or Canadian Intellectual Property Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay "small entity" fees at the time of such payment and specifically had not licensed rights in the any Patent to an entity that was not a "small entity."

(f) **Conduct**. None of Seller, any prior owner or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting the Patents to a standard-setting organization.

(g) **Enforcement**. Seller has not put a third party on notice of actual or potential infringement of any of the Patents. Seller has not invited any third party to enter into a license under any of the Patents. Seller has not initiated any enforcement action with respect to any of the Patents.

(h) **Proceedings**. None of the Patents has been or is currently involved in any reexamination, reissue, interference, opposition or any similar proceeding, and no such proceedings are pending or threatened.

(i) **Fees**. All maintenance, issue, annuities, extension and like fees due or payable on the Patents have been timely paid. For the avoidance of doubt, such timely payment includes payment of any maintenance fees for which the fee is payable (*e.g.*, the fee payment window opens) even if the surcharge date or final deadline for payment of such fee would be in the future.

(j) **No Other Assets**. The Patents include all: **(1)** patents or patent applications: (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or

indirectly forms a basis for priority, and (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents; **(2)** reissues, reexaminations, continuations, continuations-in-part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing subparagraph (1); and **(3)** foreign patents, patent applications and counterparts claiming priority to or from any of the foregoing subparagraphs (1) and (2), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances.

(k) Documents. All Documents supplied to Buyer are originals or true and correct copies of the originals.

2.2 **Buyer's Representations and Warranties**. Buyer hereby represents and warrants to Seller that: If Buyer is not an individual, Buyer is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation; and Buyer has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the purchase of the Patent Rights from Seller.

Section 3 General Provisions

3.1 **Further Cooperation**. Seller will, at the reasonable request of Buyer and without demanding any further consideration therefore, do all things necessary, proper, or advisable, including without limitation, the execution, acknowledgment, and recordation of specific assignments, oaths, declarations, and other documents on a jurisdiction-by jurisdiction basis, to assist Buyer in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights; provided, however, that any expenses incident to the execution of papers or providing testimony shall be borne by Buyer, its successors and assigns.

3.2 **Limitation of Liability**. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE WARRANTIES IN SECTIONS 2.1(A)-(D),SELLER'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE. BUYER'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS SECTION 3.2 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

3.3 **Limitation on Consequential Damages**. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE WARRANTIES IN SECTIONS 2.1(A)-(D),, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THE LETTER AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

3.4 **Compliance With Laws**. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the Parties with respect to the consummation of the transactions contemplated by

this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the Parties and this transaction, and to orders, regulations, directions or requests of any such government.

3.5 **Confidentiality of Terms**. The Parties hereto will keep the terms of this Agreement confidential and will not now or hereafter divulge any of this information to any third party except: **(a)** with the prior written consent of the other Party; **(b)** as otherwise may be required by law or legal process; **(c)** during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; **(d)** in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement; **(e)** by Buyer, to potential purchasers or licensees of the Patent Rights; **(f)** in order to perfect Buyer's interest in the Patent Rights with any governmental patent office; or **(g)** to enforce Buyer's right, title, and interest in and to the Patent Rights; provided that, in (b) and (c) above: (i) to the extent permitted by law, the disclosing Party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available, and (ii) the disclosing Party will provide the other Party with at least ten days' prior written notice of such disclosure. Both Parties acknowledge that the breach of this Section 3.5 will immediately give rise to continuing irreparable injury to the non-disclosing Party inadequately compensable in damages at law and without prejudice to any other remedy available to the non-disclosing Party, and may entitle the non-disclosing Party to obtain injunctive relief.

3.6 **Notices**. All notices given hereunder will be given in writing (in English or with an English translation), and will be delivered to the address set forth on the signature page to this Agreement by personal delivery or delivery postage prepaid by an internationally-recognized express courier service. Notices are deemed given on the date of receipt if delivered personally or by express courier, or if delivery refused, the date of refusal. Notice given in any other manner will be deemed to have been given only if and when received at the address of the Party to be notified. Either Party may from time to time change its address for notices under this Agreement by giving the other Party written notice of such change in accordance with this Section 3.6.

3.7 **Relationship of Parties**. The Parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the Parties. Neither Party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

3.8 **Severability**. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

3.9 **Waiver**. Failure by either Party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the Parties.

3.10 **Governing Law**. This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of California, without reference to its choice of law principles.

3.11 **Entire Agreement**. The Agreement, including its exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the Parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either Party hereto will alter the meaning or interpretation of this Agreement. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement.

3.12 **Amendments**. No amendments or modifications will be effective unless in a writing signed by authorized representatives of both Parties.

3.13 **Agreement is Controlling**. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

3.14 **Severability.** Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction.

3.15 **No Rights in Third Parties.** The Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any Party), and no action may be commenced or prosecuted against a Party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement.

3.16 **Counterparts**. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

Lesa M. Foster	**Gogo Baby, Inc.**
Lesa M. Foster	Milot H
Address: 1028 Pontiac Dr. Fresno CA	7914 Ronson Road San Diego, CA 92111

Exhibits

A) Recordable Patent Assignment
B) Existing Licenses to Patents

EXHIBIT A

Assignment of Patent Rights

For good and valuable consideration, the receipt of which is hereby acknowledged, Lesa M. Foster, an individual, having an address at 1028 Pontiac Dr. Fresno, Ca., ("***Assignor***"), does hereby sell, assign, transfer, and convey unto Gogo Baby, Inc., a Delaware corporation, having an address at 7914 Ronson

Road, San Diego CA 92111("***Assignee***"), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following:

(a) the patent(s) and patent application(s) listed in the table below (the "***Patents***");

Patent / Application Number	Country	Filing Date	Title and First Named Inventor
EFS ID 13944861	United States of America	October 9, 2012	Lesa M. Foster

(b) all patents and patent applications: (i) to which any of the Patents directly or indirectly claims priority, (ii) for which any of the Patents directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Patents;

(c) all reissues, reexaminations, extensions, continuations, continuations-in-part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e) all inventions, invention disclosures, and discoveries described in any of the Patents that: (i) are included in any claim in the Patents, (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceedings brought on any of the Patents, and/or (iii) could have been included as a claim in any of the Patents;

(f) all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (e), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(g) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, the Patents and/or any item in any of the foregoing categories (b) through (f), including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current, and future infringement; and

(f) all rights to collect royalties and other payments under or on account of the Patents and/or any item in any of the foregoing categories (a) through (g);

((a)-(f) collectively, the "***Patent Rights***").

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or

issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF, this Assignment of Patent Rights is executed at 6/6/2013 on

Lesa M. Foster

ASSIGNOR:
Lesa M. Foster

STATE OF California)
) ss.
COUNTY OF San Diego)

On 06/06/2013, before me, Raymond R. Shafa, Notary Public in and for said State, personally appeared Lesa M. Foster, ~~personally known to me (~~or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that ~~he~~/she executed the same in ~~his~~/her authorized capacity, and that by ~~his~~/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ____________________ (Seal)

OFFICIAL SEAL
RAYMOND R. SHAFA
COMM. #1910492
NOTARY PUBLIC - CALIFORNIA
SAN DIEGO COUNTY
My Comm. Expires NOV. 22, 2014

EXHIBIT B
Existing Licenses

NONE

Electronic Acknowledgement Receipt

EFS ID:	13944861
Application Number:	61711623
International Application Number:	
Confirmation Number:	7004
Title of Invention:	GoGoBaby
First Named Inventor/Applicant Name:	Lesa Foster
Customer Number:	44643
Filer:	Michael John Ries
Filer Authorized By:	
Attorney Docket Number:	LF1012PROV
Receipt Date:	09-OCT-2012
Filing Date:	
Time Stamp:	18:14:06
Application Type:	Provisional

Payment information:

Submitted with Payment	yes
Payment Type	Credit Card
Payment was successfully received in RAM	$125
RAM confirmation Number	5810
Deposit Account	
Authorized User	

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

1	Application Data Sheet	ADSprov.pdf	57038 [illegible]	no	1
Warnings:					
Information:					
This is not an USPTO supplied ADS fillable form					
2	Specification	SPECprov.pdf	57483 [illegible]	no	1
Warnings:					
Information:					
3	Fee Worksheet (SB06)	fee-info.pdf	29000 [illegible]	no	2
Warnings:					
Information:					
		Total Files Size (in bytes):	143521		

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

<u>New Applications Under 35 U.S.C. 111</u>
If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

<u>National Stage of an International Application under 35 U.S.C. 371</u>
If a timely submission to enter the national stage of an international application is compliant with the conditions of 35 U.S.C. 371 and other applicable requirements a Form PCT/DO/EO/903 indicating acceptance of the application as a national stage submission under 35 U.S.C. 371 will be issued in addition to the Filing Receipt, in due course.

<u>New International Application Filed with the USPTO as a Receiving Office</u>
If a new international application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.

Electronic Acknowledgement Receipt

EFS ID:	17076052
Application Number:	14049167
International Application Number:	
Confirmation Number:	5332
Title of Invention:	WIRELESS CAR SEAT TOY SYSTEM
First Named Inventor/Applicant Name:	Lesa Foster
Customer Number:	44643
Filer:	Michael John Ries
Filer Authorized By:	
Attorney Docket Number:	LF1013
Receipt Date:	08-OCT-2013
Filing Date:	
Time Stamp:	21:34:55
Application Type:	Utility under 35 USC 111(a)

Payment information:

Submitted with Payment	yes
Payment Type	Credit Card
Payment was successfully received in RAM	$400
RAM confirmation Number	8618
Deposit Account	
Authorized User	

File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

1	Application Data Sheet	ADSNONprov.pdf	94256 [illegible]	no	1
Warnings:					
Information:					
This is not an USPTO supplied ADS fillable form					
2	Certification of Micro Entity (Gross Income Basis)	micro2013.pdf	128667 [illegible]	no	2
Warnings:					
Information:					
3	Power of Attorney	POA2013.pdf	240253 [illegible]	no	3
Warnings:					
Information:					
4	Oath or Declaration filed	Decl2013.pdf	204251 [illegible]	no	3
Warnings:					
Information:					
5	Specification	applfiledoct82013.pdf	34094 [illegible]	no	10
Warnings:					
Information:					
6	Drawings-other than black and white line drawings	drawingsfiledoct82013.pdf	388852 [illegible]	no	2
Warnings:					
Information:					
7	Fee Worksheet (SB06)	fee-info.pdf	32405 [illegible]	no	2
Warnings:					
Information:					
		Total Files Size (in bytes):	1122778		

This Acknowledgement Receipt evidences receipt on the noted date by the USPTO of the indicated documents, characterized by the applicant, and including page counts, where applicable. It serves as evidence of receipt similar to a Post Card, as described in MPEP 503.

New Applications Under 35 U.S.C. 111
If a new application is being filed and the application includes the necessary components for a filing date (see 37 CFR 1.53(b)-(d) and MPEP 506), a Filing Receipt (37 CFR 1.54) will be issued in due course and the date shown on this Acknowledgement Receipt will establish the filing date of the application.

National Stage of an International Application under 35 U.S.C. 371
If a timely submission to enter the national stage of an international application is compliant with the conditions of 35 U.S.C. 371 and other applicable requirements a Form PCT/DO/EO/903 indicating acceptance of the application as a national stage submission under 35 U.S.C. 371 will be issued in addition to the Filing Receipt, in due course.

New International Application Filed with the USPTO as a Receiving Office
If a new International application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.

WIRELESS CAR SEAT TOY SYSTEM

This application claims priority to U.S. Provisional Application61/711,623 filed on 10/09/2012, the entire disclosure of which is incorporated by reference.

BACKGROUND OF THE INVENTION

FIELD OF THE INVENTION:

The present invention is a car seat toy system. More specifically, the present invention is a wireless car seat toy system.

DESCRIPTION OF THE RELATED ART:

Car seats are an important safety feature for young children. However, the car seats may have one or more toys that may be a safety hazard if the toys are not controlled somehow by a supervising adult.

BRIEF SUMMARY OF THE INVENTION

The present invention is a car seat toy. More specifically, the present invention is a wireless car seat toy system.

The wireless car seat toy system includes a car seat toy coupled to a child car seat in a vehicle containing the car seat inside of the vehicle and a radio frequency system or an audio transmitter system.

It is an object of the presentinvention to provide awireless car seat toy system that wirelessly controls one or more car seat toys with a radio frequency system.

It is an object of the present invention to provide a wireless car seat toy system that wirelessly controls one or more car seat toys with a high frequency audio system.

It is an object of the presentinvention to provide awireless car seat toy system that a driver does not need to tum around or maneuver themselves to control while driving.

BRIEF DESCRIPTION OF THE DRAWINGS

The present invention will be described by way of exemplaryembodiments, but not limitations, illustrated in the accompanying drawings in which like references denote similar elements, and in which:

FIG.1illustrates a system overview of a wireless car seat toy system, in accordance with one embodiment of the present invention.

FIG.2illustrates a system overview of a wireless car seat toy system, in accordance with one embodiment of the present invention.

DETAILED DESCRIPTION OF ILLUSTRATIVE EMBODIMENTS

Various aspects of the illustrative embodiments will be described using terms commonly employed by those skilled in the art to convey the substance of their work to others skilled in the art. However, it will be apparent to those skilled

in the art that the present invention may be practiced with only some of the described aspects. For purposes of explanation, specific numbers, materials and configurations are set forth in order to provide a thorough understanding of the illustrative embodiments. However, it will be apparent to one skilled in the art that the present invention may be practiced without the specific details. In other instances, well-known features are omitted or simplified in order not to obscure the illustrative embodiments.

Various operations will be described as multiple discrete operations, in turn, in a manner that is most helpful in understanding the present invention however, the order of description should not be construed as to imply that these operations are necessarily order dependent. In particular, these operations need not be performed in the order of presentation.

The phrase "in one embodiment" is used repeatedly. The phrase generally does not refer to the same embodiment, however, it may. The terms "comprising", "having" and "including" are synonymous, unless the context dictates otherwise.

FIG.1 illustrates a system overview of a wireless car seat toy system100, in accordance with one embodiment of the present invention.

The wireless car seat toy system 100 may include a car seat toy 110, a car seat 120, a vehicle 130 and a radio frequency system 140. The car seat toy 110 may be any suitable toy coupled to a car seat 120. The car seat toy 110 may beselected from the group consisting of a stuffed animal 112, a plastic animal 114, a baby toy 116 or a rattle 116a or other suitable baby toy or other suitable

car seat toy.The car seat 120 may be selected from the group consisting of a child car seat 120a or other suitable type of car seat 120. The vehicle 130 may be a car, a truck, a van or other suitable type of vehicle. The vehicle 130 may contain the car seat 120 inside of the vehicle 130. The radio frequency system 140 may have an antenna 142, a transmitter 144, a receiver 146 and an activation button 148. The antenna 142may be disposed on the car seat toy 110. The transmitter 144 may emit a radio frequency signal 140a or other suitable signal. The receiver 146 may receive the radio frequency signal 140a emitted from the transmitter 144. The receiver 146 may be disposed on the car seat toy 110. The activation button 148 may be disposed on a steering wheel 145of the vehicle 130 or any other suitable location. The transmitter 144 may be disposed on the activation button 148 or any other suitable location.The radio frequency system 140 may be undetected outside of the vehicle 130.

FIG.2 illustrates a system overview of a wireless car seat toy system 200, in accordance with one embodiment of the present invention.

The wireless car seat toy system 200 may include a car seat toy 210, a car seat 220, a vehicle 230 and a high frequency audio system 240. The car seat toy 210 may be any suitable toy coupled to a car seat 220. The car seat toy 210 may be selected from the group consisting of a stuffed animal 212, a plastic animal 214, a baby toy 216 or a rattle 216a or other suitable baby toy or other suitable car seat toy. The car seat 220 may be a child car seat 220a or other suitable type of car seat 220. The vehicle 230 may be a car, a truck, a van or other suitable type of vehicle. The vehicle 230 may contain the car seat 220

inside of the vehicle 230. The high frequency audio system 240 may have an audio transmitter 242, a receiver 244 and an activation button 246. The audio transmitter 242 may emit a radio frequency signal 240a or other suitable signal. The receiver 244 may receive the radio frequency signal 240a emitted from theaudio transmitter 242. The receiver 244 may be disposed on the car seat toy 210. The activation button 246 may be disposed on a steering wheel 245 of the vehicle 230 or any other suitable location. The audio transmitter 242 may be disposed on the activation button 246 or any other suitable location. The high frequency audio system 240 may be undetected outside of the vehicle 230.

The wireless car seat toy system may be coupled to a car seat behind a driver or out of the driver's reach while the driver is driving. The driver may turn-on the wireless car seat toy system by pressing a button on the steering wheel of the vehicle the driver is driving. The wireless car seat toy system may be turned-on by either a radio frequencysignal or by a high frequency audio signal. Either the radio frequencysignal or the high frequency audio signal maynot be detectedoutside of the vehicle.

While the present invention has been related in terms of the foregoingembodiments, those skilled in the art will recognize that the invention is not limited to the embodiments described. The present invention can be practiced with modification and alteration within the spirit and scope of the appended claims. Thus, the description is to be regarded as illustrative instead of restrictive on the present invention.

CLAIMS

What is claimed is:

1. Awireless car seat toy system, comprising:

a car seat toy coupled to a child car seat;

a vehicle containing the car seat inside of the vehicle; and

a radio frequency system having an antenna, a transmitter, a receiver and an activation button.

2. The wireless car seat toy system according to claim 1, wherein the car seat toy is selected from the group consisting of a stuffed animal, a plastic animal, a baby toy or a rattle.

3. The wireless car seat toy system according to claim 1, wherein the vehicle is selected from the group consisting of a car, a truck or a van.

4. The wireless car seat toy system according to claim 1, wherein the antenna is disposed on the car seat toy.

5. The wireless car seat toy system according to claim 1, wherein the transmitter emits a radio frequency signal.

6. The wireless car seat toy system according to claim 5, wherein the receiver receives the radio frequency signal emitted from the transmitter.

7. The wireless car seat toy system according to claim 6, wherein the receiver is disposed on the car seat toy.

8. The wireless car seat toy system according to claim 1, wherein the activation button is disposed on a steering wheel of the vehicle.

9. The wireless car seat toy system according to claim 1, wherein the transmitter is disposed on the activation button.

10. The wireless car seat toy system according to claim 1, wherein the radio frequency system is undetected outside of the vehicle.

11. Awireless car seat toy system, comprising:

a car seat toy coupled to a child car seat;

a vehicle containing the car seat inside of the vehicle; and

a radio frequency system havingan audio transmitter, a receiver and an activation button.

12. The wireless car seat toy system according to claim 11, wherein the car seat toy is selected from the group consisting of a stuffed animal, a plastic animal, a baby toy or a rattle.

13. The wireless car seat toy system according to claim 11, wherein the vehicle is selected from the group consisting of a car, a truck or a van.

14. The wireless car seat toy system according to claim 11, wherein the antenna is disposed on the car seat toy.

15. The wireless car seat toy system according to claim 11, wherein the audio transmitter emits an audio transmitter signal.

16. The wireless car seat toy system according to claim 15, wherein the receiver receives the audio transmitter signal emitted from the transmitter.

17. The wireless car seat toy system according to claim 16, wherein the receiver is disposed on the car seat toy.

18. The wireless car seat toy system according to claim 11, wherein the activation button is disposed on a steering wheel of the vehicle.

19. The wireless car seat toy system according to claim 11, wherein the audio transmitter is disposed on the activation button.

20. The wireless car seat toy system according to claim 11, wherein the audio transmitter system is undetected outside of the vehicle.

ABSTRACT

Awireless car seat toy system is disclosed. The wireless car seat toy system includes a car seat toy coupled to a child car seat in a vehicle containing the car seat inside of the vehicle and a radio frequency system or an audio transmitter system. The radio frequency system and the audio transmitter system include an activation button disposed on a steering wheel of the vehicle. A transmitter is disposed on the activation button as part of the radio frequency system and the audio transmitter system.


100
145
148
144
140a
120
142
146
120a
130
112
140
110
114
116
116a

FIG. 1


200
245
246
242
240a
220
244
220a
230
212
214
210
240
216
216a

FIG. 2

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- how does your invention solve the problem or problems
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- how does your invention work or what process steps are involved

An auto safety problem. It allows the car driver to wirelessly control entertainment toys attached to infant and child car seats located behind the driver. Therefore the driver does not need to turn around to turn them on.

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- **Rich**
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- **Mike H**

desired result?

The specially designed toys may be attached to car seats behind the driver. The driver may turn on a toy by pressing a button on the steering wheel. The toys may be turned on by either a radio frequency signal or by a high frequency audio signal. Neither the radio frequency or audio signal can be detected outside of the automobile.

List the parts of your invention or steps in the process if you have a process and how the parts or steps relate to each other

Receiver of Radio frequency or audio signal embeded in the toy. Signal generation is attached to the automobile steering wheel.

First Named Inventor Information

Please provide information about each individual who made any significant contribution to the invention. * = Required

* Last Name:	Foster	* First Name:	Lesa	Middle Name:	Marie
* Address:	1028 Pontiac Way	* City:	Fresno	* State/Prov:	California
Zip:	93704	* Residence:	United States of America	* Citizenship:	United States of America
Phone:		Fax:		* Email:	lverphd@aol.com

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Michael Ries
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Term ID: 001

Sale - Approved

Date	09/04/13	Time 14:48:23
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Order ID	Foster Meyer non prov	
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Electronic Acknowledgement Receipt

EFS ID:	17076052
Application Number:	14049167
International Application Number:	
Confirmation Number:	5332
Title of Invention:	WIRELESS CAR SEAT TOY SYSTEM
First Named Inventor/Applicant Name:	Lesa Foster
Customer Number:	44643
Filer:	Michael John Ries
Filer Authorized By:	
Attorney Docket Number:	LF1013
Receipt Date:	08-OCT-2013
Filing Date:	
Time Stamp:	21:34:55
Application Type:	Utility under 35 USC 111(a)

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RAM confirmation Number	8618
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Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

Subj: **Patent receipt**
Date: 9/4/2013 11:50:28 A.M. Pacific Daylight Time
From: MIKERIES@aol.com
To: liverphd@aol.com

Very Truly Yours,

Mike

Michael Ries, Registered Patent Attorney

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STEP 1
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Click here to download a non disclosure agreement to protect your trade secret rights.

The US Patent Office standard for the amount and type of disclosure you must provide is the following: the specification or disclosure of the provisional must "contain a written description of the invention and the manner and process of making and using it, in such full, clear, concise, and exact terms, to enable an ordinarily skilled artisan to practice the invention claimed in the non-provisional application" **35 U.S.C. § 119(e)(1), 35 U.S.C. § 112 ¶ 1.**

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Search Term

What is the title of your invention? * Required

GoCeBaby

What are the objectives of your invention?

- what problem or problems does your invention solve
- how does your invention solve the problem or problems
- how does your invention differ from already patented or made inventions
- what improvements or new features are part of your invention
- how does your invention work or what process steps are involved

An auto safty problem. It allows the car driver to wirelessly control entertainment toys attached to infant and child car seats located behind the driver. Therefore the driver does not need to turn around to turn them on.

CLIENT SUCCESS

- **DeJane Kerr**
  " We've been very impressed with your responsiveness. We look forward to working with you."
- **Mike Coletta**
  "I always had the idea of filing for a Patent, an as I researched it seemed to be a very stressful task. I am very happy that I found you & your firm. The Patent process was completed in less then 2 hours as you claim and went very smoothly. Your immediate response and explanation of the process was most appreciated to a new timer I can not wait to have you help me take my invention further and help me with other new ones. "
- **Robyn**
  "Dear Mike, Thank you very much!"
- **Robert & Trina**
  " I just wanted to send a quick message and let you know that I did receive the receipt from the US Patent Office. Thank you for your quick response. It is much appreciated. "
- **Joel**
  "High Quality at a Low Cost. As promised.
  Thank you."
- **Jim**
  "Morning, Michael,
  Just wanted to say thanks for the quick service.
  Best regards. "
- **Charles**
  "Mr. Ries.
  Thanks for your prompt response. "
- **Marcus Cassar, CPO**
  "Thank you very much Mike both for the information yesterday and the promptness of filing this provisional I will refer anyone to you that is looking for a good patent attorney in the future "
- **Cam Cyr**
  " Thank You very, very much. I've never experienced such responsive and timely action on the web or anywhere for that matter. It's a pleasure doing business with you and I look forward to using your services in the future."
- **Soo Baek**
  "Thank You for your quick response and taking the time to talk with me. I look forward to working with you!"
- **Uzi Manor**
  "Thank you very much for your help. You did it as fast as you promised. "
- "You deliver as promised. I am very impressed!"
- **Stephanie**
  "Thank you so much for your help! I'll contact your office when I'm ready to convert it over to a patent."
- **Rich**
  "Great! Thanks. We'll be in touch about full patent. Thanks."
- **Mike H**

desired result?

The specially designed toys may be attached to car seats behind the driver. The driver may turn on a toy by pressing a button on the steering wheel. The toys may be turned on by either a radio frequency signal or by a high frequency audio signal. Neither the radio frequency or audio signal can be detected outside of the automobile.

List the parts of your invention
or steps in the process if you have a process and how the parts or steps relate to each other.

Receiver of Radio frequency or audio signal embeded in the toy. Signal generation is attached to the automobile steering wheel.

"Thanks for your help and look forward to having you help us with the complete application."

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  Thank you so much!"
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First Named Inventor Information

Please provide information about each individual who made any significant contribution to the invention. * = Required

* Last Name:	Foster	* First Name:	Lesa	Middle Name:	Marie
* Address:	1028 Pontiac Way	* City:	Fresno	* State/Prov:	California
Zip:	93704	* Residence:	United States of America	* Citizenship:	United States of America
Phone:		Fax:		* Email:	liverphd@aol.com

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Electronic Acknowledgement Receipt

EFS ID:	13944861
Application Number:	61711623
International Application Number:	
Confirmation Number:	7004
Title of Invention:	GoGoBaby
First Named Inventor/Applicant Name:	Lesa Foster
Customer Number:	44643
Filer:	Michael John Ries
Filer Authorized By:	
Attorney Docket Number:	LF1012PROV
Receipt Date:	09-OCT-2012
Filing Date:	
Time Stamp:	18:14:06
Application Type:	Provisional

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RAM confirmation Number	5810
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File Listing:

Document Number	Document Description	File Name	File Size(Bytes)/ Message Digest	Multi Part /.zip	Pages (if appl.)

1	Application Data Sheet	ADSprov.pdf	57038 [illegible]	no	1
Warnings:					
Information:					
This is not an USPTO supplied ADS fillable form					
2	Specification	SPECprov.pdf	57483 [illegible]	no	1
Warnings:					
Information:					
3	Fee Worksheet (SB06)	fee-info.pdf	29000 [illegible]	no	2
Warnings:					
Information:					
		Total Files Size (in bytes):	143521		

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New International Application Filed with the USPTO as a Receiving Office
If a new international application is being filed and the international application includes the necessary components for an international filing date (see PCT Article 11 and MPEP 1810), a Notification of the International Application Number and of the International Filing Date (Form PCT/RO/105) will be issued in due course, subject to prescriptions concerning national security, and the date shown on this Acknowledgement Receipt will establish the international filing date of the application.